                                                                    Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     To the knowledge of each of the  undersigned,  this Report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section
13(a) or 15(d) of the  Securities  Exchange  Act of 1934,  as  amended,  and the information  contained in this Report fairly presents, in all material respects,
the  financial   condition   and  results  of   operations  of  Blonder   Tongue
Laboratories, Inc. for the applicable reporting period.

Date:  May 16, 2005                      By:      /s/  James A. Luksch
                                            James A. Luksch, Chief Executive Officer

                                         By:      /s/  Eric Skolnik
                                            Eric Skolnik, Chief Financial Officer